As filed with the Securities and Exchange Commission on February 16, 1996
                            Registration No. 33-75226
 ______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _______________________________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              ILC TECHNOLOGY, INC.
               (Exact name of issuer as specified in its charter)
                              CALIFORNIA 94-1655721
          (State of Incorporation) (I.R.S. Employer Identification No.)

                                 399 Java Drive
                           Sunnyvale, California 94089
           (Address of Principal Executive Office Including Zip Code)

                              Henry C. Baumgartner
                      President and Chief Executive Officer
                              ILC Technology, Inc.
                                 399 Java Drive
                               Sunnyvale, CA 94089
                     (Name and address of agent for service)
                                 (408) 745-7900
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              KATHERINE T. TALLMAN
                                 FENWICK & WEST
                              Two Palo Alto Square
                               Palo Alto, CA 94306

     The offering contemplated by this Registration Statement terminated on January 30, 1996. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister such number of shares originally registered by the Registration Statement as remained unsold as of the termination of the offering.

     SIGNATURES Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on February 14, 1996.

                              ILC TECHNOLOGY, INC.


                             By: /s/ Ronald E. Fredianelli
                             -----------------------------
                             Ronald E. Fredianelli,
                             Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                Title                  Date
               ---------                -----                 ----


         *                         Chairman of the Board       February 14, 1996
---------------------------------
Wirt D. Walker, III                (Director)


         *
---------------------------------  President, Chief            February 14, 1996
Henry C. Baumgartner               Executive Officer and a
                                   Director (Principal Executive
                                   Officer and Director)

/s/ Ronald E. Fredianelli
---------------------------------  Chief Financial Officer     February 14, 1996
Ronald E. Fredianelli              and Secretary
                                   (Principal Financial Officer
                                   and Principal Accounting
                                   Officer)

          *
---------------------------------  Director                    February 14, 1996
Richard D. Capra


         *
--------------------------------   Director                    February 14, 1996
Harrison H. Augur


         *
--------------------------------   Director                    February 14, 1996
Arthur L. Schawlow


*By: /s/ Ronald E. Fredianelli
------------------------------
    Ronald E. Fredianelli
    Attorney-in-Fact

February 15, 1996






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  ILC Technology, Inc.
     Post-Effective Amendment No. 1 to Registration Statement on Form S-3

Ladies and Gentlemen:

     On behalf of ILC Technology, Inc. (the "Company"), enclosed for filing under the Securities Act of 1933, as amended, is a copy of Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3. There are no exhibits.

         The filing fee has been previously paid.


Very truly yours,

ILC Technology, Inc.



Ronald E. Fredianelli
Chief Financial Officer

REF/srr

Enclosures

cc:      Katherine T. Tallman
         Emily Kwong

    As filed with the Securities and Exchange Commission on February 16, 1996
                            Registration No. 33-75226
 ______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _______________________________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              ILC TECHNOLOGY, INC.
               (Exact name of issuer as specified in its charter)

                              CALIFORNIA 94-1655721
          (State of Incorporation) (I.R.S. Employer Identification No.)

                                 399 Java Drive
                           Sunnyvale, California 94089
           (Address of Principal Executive Office Including Zip Code)

                              Henry C. Baumgartner
                      President and Chief Executive Officer

                              ILC Technology, Inc.
                                 399 Java Drive
                               Sunnyvale, CA 94089
                     (Name and address of agent for service)

                                 (408) 745-7900
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              KATHERINE T. TALLMAN
                                 FENWICK & WEST
                              Two Palo Alto Square
                               Palo Alto, CA 94306

     The offering contemplated by this Registration Statement terminated on January 30, 1996. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister such number of shares originally registered by the Registration Statement as remained unsold as of the termination of the offering.

                                                                       388297.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on February 14, 1996.

                              ILC TECHNOLOGY, INC.

                               By: \s\ Ronald E. Fredianelli
                               -----------------------------
                                  Ronald E. Fredianelli,
                                  Chief Financial Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                Title                                     Date
---------                -----                                     ----
         *
________________________ Chairman of the Board              February 14, 1996
Wirt D. Walker, III      (Director)


         *
________________________ President, Chief                   February 14, 1996
Henry C. Baumgartner     Executive Officer and a
                         Director (Principal Executive
                         Officer and Director)



/s/ Ronald E. Fredianelli
-------------------------
Ronald E. Fredianelli    Chief Financial Officer            February 14, 1996
                         and Secretary
                         (Principal Financial Officer
                         and Principal Accounting
                         Officer)


________________________ Director                           February 14, 1996
Richard D. Capra


         *               Director                           February 14, 1996
________________________
Harrison H. Augur


         *               Director                           February 14, 1996
________________________
Arthur L. Schawlow



*By: /s/ Ronald E. Fredianelli                              February 14, 1996
------------------------------
     Ronald E. Fredianelli
     Attorney-in-Fact



                                                                       388297.1

February 15, 1996






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  ILC Technology, Inc.
     Post-Effective Amendment No. 1 to Registration Statement on Form S-3

Ladies and Gentlemen:

     On behalf of ILC Technology, Inc. (the "Company"), enclosed for filing under the Securities Act of 1933, as amended, is a copy of Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-3. There are no exhibits.

         The filing fee has been previously paid.


Very truly yours,

ILC Technology, Inc.



Ronald E. Fredianelli
Chief Financial Officer

REF/srr

Enclosures

cc:      Katherine T. Tallman
         Emily Kwong

    As filed with the Securities and Exchange Commission on February 16, 1996
                            Registration No. 33-59904
 ______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _______________________________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                              ILC TECHNOLOGY, INC.
               (Exact name of issuer as specified in its charter)
                              CALIFORNIA 94-1655721
          (State of Incorporation) (I.R.S. Employer Identification No.)

                                 399 Java Drive
                           Sunnyvale, California 94089
           (Address of Principal Executive Office Including Zip Code)

                              Henry C. Baumgartner
                      President and Chief Executive Officer
                              ILC Technology, Inc.
                                 399 Java Drive
                               Sunnyvale, CA 94089
                     (Name and address of agent for service)
                                 (408) 745-7900
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              KATHERINE T. TALLMAN
                                 FENWICK & WEST
                              Two Palo Alto Square
                               Palo Alto, CA 94306

     The offering contemplated by this Registration Statement terminated on January 30, 1996. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister such number of shares originally registered by the Registration Statement as remained unsold as of the termination of the offering.

                                                                       388302.1

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on February 14, 1996.

                              ILC TECHNOLOGY, INC.

                              By: /s/ Ronald E. Fredianelli
                              -----------------------------
                                  Ronald E. Fredianelli,
                                  Chief Financial Officer


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                 Title                             Date
---------                 -----                             ----

         *
______________________   Chairman of the Board              February 14, 1996
Wirt D. Walker, III      (Director)


         *
______________________   President, Chief                   February 14, 1996
Henry C. Baumgartner     Executive Officer and a
                         Director (Principal Executive
                         Officer and Director)


/s/ Ronald E. Fredianelli
-------------------------
Ronald E. Fredianelli    Chief Financial Officer            February 14, 1996
                         and Secretary
                         (Principal Financial Officer
                         and Principal Accounting
                         Officer)


______________________   Director                           February 14, 1996
Richard D. Capra


         *
______________________   Director                           February 14, 1996
Harrison H. Augur


         *
______________________   Director                           February 14, 1996
Arthur L. Schawlow


*By: /s/ Ronald E. Fredianelli                              February 14, 1996
------------------------------
         Ronald E. Fredianelli
         Attorney-in-Fact



                                                                       388302.1